UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 22, 2019

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2019, Success Entertainment Group International, Inc., a Nevada corporation (the “Company”) completed execution of a Securities Purchase Agreement with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), which is dated as of September 5, 2019. Under the terms of the Securities Purchase Agreement (the “Agreement”), the Company has issued its Senior Convertible Promissory Note (the “Note”) in the aggregate principal amount of $75,000 (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof). The Note is convertible into shares of common stock, $0.001 par value per share of the Company (“Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Note.

At any time on or after the 180th calendar day after the issuance date, FirstFire retains the right to convert all or any portion of the outstanding principal and interest into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the issuance date, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as calculated in the Note (“Conversion Price”). The per share Conversion Price into which the principal and interest under the Note shall be convertible into shares of Common Stock is equal to the lower of (i) the lowest closing price of the Common Stock during the twenty (20) consecutive day trading period immediately preceding the issuance date or (ii) 50% multiplied by the lowest traded price of the Common Stock during the twenty (20) consecutive day trading period immediately preceding the date of the conversion.

If the lowest traded price of Common Stock is less than the Conversion Price on the day after conversion, then the Note dictates that the Conversion Price shall be deemed to have been retroactively adjusted as of the date of conversion to a price equal to 60% multiplied by the lowest traded price of the Common Stock on the date of receipt of shares by FirstFire. The Company will then issue additional shares equal to the difference between the number of shares originally calculated and the newly adjusted total of shares.

If the Company intends to begin a registered or unregistered primary offering of its securities for capital raising purposes, FirstFire retains the right to either (i) demand repayment in full of any amount equal to any outstanding principal and interest as of the date of the offering, or (ii) convert any outstanding principal and interest under the Note into Common Stock at the closing of the offering at a price equal to the lower of (x) the Conversion Price and (y) a 20% discount to the offering price to investors in the offering.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant.

As reported, the Note is in the principal amount of $75,000, and is convertible into shares of Common Stock.

The principal amount of the Note, as issued on September 5, 2019, is $75,000, of which $67,500 is the actual amount of the purchase price plus an original issue discount of $7,500. The principal amount is subject to an interest rate of five percent (5%) per annum from the issuance date. The Note will mature twelve months from the issuance date, and any unpaid principal, the discount of $7,500, and any accrued and unpaid interest and other fees, shall be due and payable. The Note may not be prepaid. The Note is a senior obligation of the Company and has priority over all future debts the Company may incur. Any principal or interest that remains unpaid under the Note when it is due shall bear interest at the rate of the lesser of (i) 15% per annum and (ii) the maximum amount permitted by law.

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Under the Agreement, there are several actions that will result in a default which will cause acceleration of the principal due under the Note (“Event of Default”). Those Events of Default are:

•	The Company’s failure to pay the principal or interest on the Note upon maturation
•	The Company’s failure to issue shares to FirstFire, or any action by the Company that delays or impairs the delivery of shares
•	Any breach of the Agreement or related agreements by either party
•	Any breach of representations and warranties by either party
•	The Company makes an assignment for the benefit of another creditor
•	Any money judgment is entered against the Company for more than $100,000 that remains unvacated for a period of twenty (20) days unless FirstFire consents
•	The Company files for bankruptcy
•	Delisting of Common Stock from OTC, NASDAQ, or the NYSE
•	The Company fails to comply with the Securities Exchange Act of 1934
•	Liquidation, dissolution, or winding up of the Company or a substantial portion of its business
•	Cessation of the Company’s operations
•	Failure by the Company to maintain assets
•	Restatement of the Company’s financial statements that has an adverse material effect on the rights of FirstFire
•	Any reverse split by the Company without 20 days’ prior written notice to FirstFire
•	The Company replaces its transfer agent and fails to deliver instructions as initially delivered pursuant to the Agreement
•	The DTC places a restriction on the Company’s securities
•	Any declaration by a court that the Agreement or the Note are illegal
•	In addition to any DTC restrictions, the Common Stock becomes otherwise ineligible for DWAC
•	Any other event of default under the Company’s other notes, loans, agreements, or other instruments of indebtedness
•	Any dilutive issuance of the Company
•	The Company loses its bid price for its Common Stock
•	Any attempt by the Company or its officers, directors, and/or affiliates to convey or transmit non-public information which is not immediately cured by a filing of a Form 8-K
•	Unavailability of Rule 144 clearance for FirstFire’s newly received shares of Common Stock
•	Desilting or suspension of trading of Common Stock on OTC, NASDAQ, or the NYSE

Upon the occurrence of any of these Events of Default, the Note becomes immediately due and payable, and the Company must pay to FirstFire the principal plus all accrued interest through the date of full repayment multiplied by 150%. FirstFire may, in its sole discretion, choose to accept payment in part in Common Stock and in part in cash. Upon an uncured Event of Default, all amounts payable under the Note become due and payable, together with all costs, including legal fees and expenses, and collection fees and expenses. Further, if after six months following the issuance date the Company breaches its obligations to issue tradeable shares to FirstFire, FirstFire is entitled to use the lowest closing bid price during the delinquency period as a base price for any conversion under the Note.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement

10.2	Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2019	By:	/s/ Brian Kistler
Brian Kistler
President, Secretary, and Director

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